Exhibit 99.1

NextDecade Announces Issuance of Preferred Equity

HOUSTON--(BUSINESS WIRE)— Aug 2, 2021-- NextDecade Corporation (NextDecade or the Company) (NASDAQ: NEXT) announced today that it has agreed to sell $5.0 million of Series C Convertible Preferred Stock (Series C Preferred Stock). The Series C Preferred Stock is being issued in a private placement to TEP Next Decade, LLC, an affiliate of Energy & Power Transition Partners, LLC (EPTP).

EPTP is a private equity fund whose goal is to catalyze cleaner, smarter energy and digital industries through investments that drive meaningful value for both its investors and the environment alike. NextDecade’s focus on green LNG and carbon capture and storage fit firmly within EPTPs’ transitional energy investment strategy.

“NextDecade is pleased to welcome Energy & Power Transition Partners as an investor,” said Matt Schatzman, NextDecade’s Chairman and Chief Executive Officer. “We share EPTP’s vision of making North America’s power and energy systems more sustainable and through NextDecade’s wholly-owned subsidiary, NEXT Carbon Solutions, we are helping lead the way by reducing the costs of Carbon Capture and Storage projects.”

“The investment in NextDecade is consistent with EPTP’s mission, which is to provide society with carbon neutral solutions for the delivery of reliable energy resources,” said Pat Eilers, EPTP’s Founder and Managing Partner. “NextDecade is the global pioneer in green LNG as a result of the unique combination of its NEXT Carbon Solutions business with its low-cost Rio Grande LNG project. EPTP is thrilled to support NextDecade as it commercializes its differentiated energy solutions.”

The offer and sale of the Series C Preferred Stock has not been, and will not be, registered under the Securities Act of 1933 (Securities Act), or any other securities laws, and the Series C Preferred Stock cannot be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and any other applicable securities laws. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities, in any state or jurisdiction in which such offer, solicitation or sale of these securities would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Contact

IR@next-decade.com

communications@next-decade.com

About NextDecade Corporation

NextDecade Corporation is a clean energy company accelerating the path to a net-zero future. Leading innovation in greener LNG and carbon capture solutions, NextDecade is committed to providing the world access to cleaner energy. Through our wholly owned subsidiaries Rio Grande LNG and NEXT Carbon Solutions, we are developing a 27 mtpa LNG export facility in South Texas along with one of the largest carbon capture and storage projects in North America. We are also working with third-party customers around the world to deploy our proprietary processes to lower the cost of carbon capture and storage and reduce CO2 emissions at their industrial-scale facilities.

NextDecade’s common stock is listed on the Nasdaq Stock Market under the symbol “NEXT.” NextDecade is headquartered in Houston, Texas. For more information, please visit www.next-decade.com.

About Energy & Power Transition Partners

Energy & Power Transition Partners, LLC (EPTP), founded in 2020 by Pat Eilers, is a private equity firm with a strategic investment focus in renewable energy, energy & digital technology and transitional energy. These investment opportunities facilitate the ongoing transition to a cleaner, lower-emission energy sector. EPTP leadership has been at the forefront of the energy transition for the past 20+ years, and strives to continue to pioneer our core sectors through an experienced and proven team of investment professionals.

Starting September 1, EPTP will operate as Transition Equity Partners (TEP).

NextDecade Forward-Looking Information

This press release contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this presentation, including statements regarding the future results of operations and financial position of NEXTDecade Corporation and its subsidiaries (collectively, the “Company”), its strategy and plans, and its expectations for future operations, are forward-looking statements. The words “anticipate,” “contemplate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “might,” “will,” “would,” “could,” “should,” “can have,” “likely,” “continue,” “design” and other words and terms of similar expressions, are intended to identify forward-looking statements.

The Company has based these forward-looking statements largely on its current expectations and projections about future events and trends that it believes may affect its financial condition, results of operations, strategy, short-term and long-term business operations and objectives and financial needs. Although the Company believes that the expectations reflected in its forward-looking statements are reasonable, actual results could differ from those expressed in its forward-looking statements. The Company’s future financial position and results of operations as well as any forward-looking statements are subject to change and inherent risks and uncertainties. You should consider the Company’s forward-looking statements in light of a number of factors that may cause actual results to vary from its forward-looking statements regarding general business activities or its liquefied natural gas (“LNG”) and carbon capture, utilization, and storage (“CCUS”) business lines including, but not limited to: progress and timing in the development of and final investment decision (“FID”) in the construction and operation of a LNG terminal at the Port of Brownsville in southern Texas (the “Terminal”); the successful completion of the Terminal by third-party contractors and a pipeline to supply gas to the Terminal being developed by a third-party (the “Pipeline”); the Company’s ability to develop its CCUS business line through deployment and operation of carbon capture and storage (“CCS”) processes that capture and store carbon dioxide (“CO2”) emissions at third-party facilities and at the Terminal (the “CCS project”); the accuracy of estimated costs for the Terminal, the CCS project, and implementation of the CCS processes at third-party facilities; statements that the Terminal, the CCS project, and the CCS processes, when completed or implemented, will have certain characteristics, including amounts of liquefaction capacities or amount of CO2 captured and stored; the development risks, operational hazards, and regulatory approvals applicable to the Company’s LNG and CCUS development, construction, and operations activities; the global demand for and price of LNG; the availability of LNG vessels worldwide; changes in legislation and regulations relating to the LNG and CCUS industries, including environmental laws and regulations that impose significant compliance costs and liabilities; lack of broad implementation of carbon pricing regimes aimed at reducing greenhouse gas emissions that reasonably price emission costs; global development and maturation of emissions reduction credit/offset markets; adverse changes to existing and planned CCUS tax incentive regimes; global pandemics, including the 2019 novel coronavirus pandemic, and their impact on the Company’s business and operating results, including any disruptions in the Company’s operations or development activities and the health and safety of the Company’s employees, and on the Company’s customers, the global economy, the demand for LNG, and number and scale of implemented CCS projects; risks related to doing business in and having counterparties in foreign countries; technological innovation which may lessen the Company’s anticipated competitive advantages; the Company’s ability to secure additional corporate and/or project debt and equity financing in the future at levels required to execute its business plans; the Company’s ability to maintain the listing of its securities on a securities exchange or quotation medium; changes adversely affecting the business in which the Company is engaged; management of growth; general economic conditions; the Company’s ability to generate cash; compliance with environmental laws and regulations; and the result of future financing efforts and applications for customary tax incentives.

Additional factors that you should consider are set forth in detail in the “Risk Factors” section of the Company's most recent Annual Report on Form 10-K as well as other filings the Company has made and will make with the Securities and Exchange Commission which, after their filing, can be found on the Company’s website, www.next-decade.com.

Should one or more of the foregoing risks or uncertainties materialize in a way that negatively impacts the Company, or should its underlying assumptions prove incorrect, its actual results may vary materially from those anticipated in its forward-looking statements and, its business, financial condition and results of operations could be materially and adversely affected. You should not rely upon forward-looking statements as predictions of future events. In addition, neither the Company nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements. The Company cautions readers that the information contained in this presentation is only current as of the date of this presentation and, therefore, except as required by applicable law, the Company does not undertake any obligation to publicly correct or update any forward-looking statement.